EXHIBIT 24

DIRECTOR’S
POWER OF ATTORNEY

KNOWN BY ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III and/or Hope D. Mehlman and either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:
To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2015 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2015 Annual Report, including any amendments or supplements thereto and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.
This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware. The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of February, 2016.

/s/ George W. Bryan
George W. Bryan

EXHIBIT 24

DIRECTOR’S
POWER OF ATTORNEY

KNOWN BY ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (the “Company”), by her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III and/or Hope D. Mehlman and either of them, her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:
To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2015 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2015 Annual Report, including any amendments or supplements thereto and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.
This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware. The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.
IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 11th day of February, 2016.

/s/ Carolyn H. Byrd
Carolyn H. Byrd

EXHIBIT 24

DIRECTOR’S
POWER OF ATTORNEY

KNOWN BY ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III and/or Hope D. Mehlman and either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:
To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2015 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2015 Annual Report, including any amendments or supplements thereto and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.
This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware. The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of February, 2016.

/s/ David J. Cooper, Sr.
David J. Cooper, Sr.

EXHIBIT 24

DIRECTOR’S
POWER OF ATTORNEY

KNOWN BY ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III and/or Hope D. Mehlman and either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:
To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2015 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2015 Annual Report, including any amendments or supplements thereto and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.
This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware. The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of February, 2016.

/s/ Don DeFosset
Don DeFosset

EXHIBIT 24

DIRECTOR’S
POWER OF ATTORNEY

KNOWN BY ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III and/or Hope D. Mehlman and either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:
To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2015 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2015 Annual Report, including any amendments or supplements thereto and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.
This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware. The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of February, 2016.

/s/ Eric C. Fast
Eric C. Fast

EXHIBIT 24

DIRECTOR’S
POWER OF ATTORNEY

KNOWN BY ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III and/or Hope D. Mehlman and either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:
To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2015 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2015 Annual Report, including any amendments or supplements thereto and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.
This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware. The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of February, 2016.

/s/ John D. Johns
John D. Johns

EXHIBIT 24

DIRECTOR’S
POWER OF ATTORNEY

KNOWN BY ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III and/or Hope D. Mehlman and either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:
To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2015 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2015 Annual Report, including any amendments or supplements thereto and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.
This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware. The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of February, 2016.

/s/ Charles D. McCrary
Charles D. McCrary

EXHIBIT 24

DIRECTOR’S
POWER OF ATTORNEY

KNOWN BY ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (the “Company”), by her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III and/or Hope D. Mehlman and either of them, her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:
To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2015 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2015 Annual Report, including any amendments or supplements thereto and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.
This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware. The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.
IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 11th day of February, 2016.

/s/ Ruth Ann Marshall
Ruth Ann Marshall

EXHIBIT 24

DIRECTOR’S
POWER OF ATTORNEY

KNOWN BY ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (the “Company”), by her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III and/or Hope D. Mehlman and either of them, her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:
To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2015 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2015 Annual Report, including any amendments or supplements thereto and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.
This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware. The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.
IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 11th day of February, 2016.

/s/ Susan W. Matlock
Susan W. Matlock

EXHIBIT 24

DIRECTOR’S
POWER OF ATTORNEY

KNOWN BY ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III and/or Hope D. Mehlman and either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:
To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2015 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2015 Annual Report, including any amendments or supplements thereto and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.
This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware. The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of February, 2016.

/s/ John E. Maupin, Jr.
John E. Maupin, Jr.

EXHIBIT 24

DIRECTOR’S
POWER OF ATTORNEY

KNOWN BY ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Regions Financial Corporation, a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Fournier J. Gale, III and/or Hope D. Mehlman and either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:
To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2015 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2015 Annual Report, including any amendments or supplements thereto and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.
This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware. The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of February, 2016.

/s/ Lee J. Styslinger III
Lee J. Styslinger III